NOTICE: BY ACCEPTING DELIVERY OF THIS CERTIFICATE THE RECORD HOLDER AND ANY ASSIGNEE(S) ACCEPT AND AGREE TO THE CONDITIONS UNDER "NOTICE" ON THE REVERSE.

XXXXX XXXXXX

99th July 16

NUMBER
CS1-1234567

AzurRx BioPharma

SHARES
99,999

SEE REVERSE FOR CERTAIN DEFINITIONS

9,000,000 AUTHORIZED SHARES

CUSIP 05502L105

RESTRICTED

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

THIS CERTIFIES that

SPECIMEN

SPECIMEN

is the owner of *** Ninety-Nine Thousand Nine Hundred Ninety-Nine ***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $.0001 PER SHARE, OF

AZURRX BIOPHARMA, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers, and its Corporate Seal to be affixed in facsimile.

Dated: July 25, 2016

CHAIRPERSON

TREASURER

AZURRX BIOPHARMA, INC. CORPORATE SEAL DELAWARE

COUNTERSIGNED AND REGISTERED
TRANSHARE CORPORATION
2200 E. 104th Ave. Thornton, CO 80233
by Transfer Agent and Registrar - Authorized Signature

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (I) UPON EFFECTIVE REGISTRATION OF THE SECURITIES UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR (II) UPON ACCEPTANCE BY THE COMPANY OF AN OPINION OF COUNSEL IN SUCH FORM AND BY SUCH COUNSEL, OR OTHER DOCUMENTATION, AS IS SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

UNIF TRF MIN ACT - __________ Custodian (until age__________)
(Cust)
__________ under Uniform Transfers
(Minor)
to Minors Act ______________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____ Shares

of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED: ________________

X ______________________________

Medallion Signature(s) Guaranteed

X ______________________________

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By ______________________________

NOTICE: THE SIGNATURE(S) MUST BE GUARANTEED BY A GUARANTOR INSTITUTION WHO IS A PARTICIPANT IN AN APPROVED SECURITIES TRANSFER ASSOCIATION (STA) SIGNATURE GUARANTEE MEDALLION PROGRAM; STAMP, SEMP OR MSP, PURSUANT TO SEC RUL 17Ad-15

TRANSHARE CORPORATION TranShare 2016 AUTHENTIC

CERTIFICATE AUTHENTICATION

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE ISSUER WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

- TRANSFER FEE WILL APPLY -